                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    -------------

                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  DECEMBER 18, 1997
                                                 -------------------------------

                              THE TESSERACT GROUP, INC.
--------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


              MINNESOTA              1-11111             41-1581297
--------------------------------------------------------------------------------
           (State or other      (Commission File         (IRS Employer
            jurisdiction)            Number)          Identification No.)
         of incorporation



     7900 XERXES AVENUE SOUTH
    1300 NORWEST FINANCIAL CENTER
      MINNEAPOLIS, MINNESOTA                                 55431
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (612) 832-0092
                                                   -----------------------------

                             EDUCATION ALTERNATIVES, INC.
--------------------------------------------------------------------------------
                             (Former name of Registrant)

Item 2.   ACQUISITION OR DISPOSITION OF INTERESTS.

          On December 18, 1997, Sunrise Educational Services, Inc., a Delaware corporation ("Sunrise"), merged with and into Sun Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Merger"). The surviving corporation will remain a wholly owned subsidiary of the Registrant and has adopted the name "Sunrise Educational Services, Inc." in connection with the Merger.

          In connection with the Merger each outstanding share of the Common Stock, par value $.01 per share, of Sunrise ("Sunrise Common Stock") was converted into the right to receive .393 shares of the Common Stock, par value $.01 per share, of the Registrant ("Registrant Common Stock"), cash in the amount of $1.92, or a combination thereof, subject to an aggregate cash consideration limit of 50% of the total consideration paid to the holders of Sunrise Common Stock in the Merger. In addition, each outstanding share of the Series C Preferred Stock, par value $1.00 per share, of Sunrise ("Sunrise Preferred Stock") was converted into the right to receive 3.069 shares of Registrant Common Stock. The total consideration to be paid in the Merger consists of approximately 1,949,000 shares of Registrant Common Stock and cash totaling approximately $4,162,000. The exact amounts will be determined following the completion of the election and proration procedures. Additional cash will be paid in lieu of the issuance of any fractional shares. The Registrant also assumed options and warrants covering in the aggregate approximately 557,000 shares of Registrant Common Stock in substitution for previously outstanding options and warrants to acquire shares of Sunrise Common Stock and Sunrise Preferred Stock. The Registrant will use current cash reserves to fund the cash portion of the consideration to be paid in the Merger.

          The Merger will be accounted for under the purchase method and is intended to be tax-free to the stockholders of Sunrise as to the Registrant Common Stock that they receive. The Registrant intends to continue Sunrise's business of operating preschool centers, private schools and public charter schools.

          Additional information regarding the terms of the Merger is included in the Agreement and Plan of Merger and Press Release included herein as exhibits.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following information follows or is attached hereto as an exhibit:

          (a)  FINANCIAL STATEMENTS OF SUNRISE

               The following financial statements of Sunrise (Commission file no. 0-16425) are incorporated herein by reference to Sunrise's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1997, and are included herein as Exhibit 99.2:

                    Report of Independent Public Accountants
                    Consolidated Balance Sheet
                    Consolidated Statements of Operations
                    Consolidated Statements of Shareholders' Equity Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements


               The following financial statements of Sunrise (Commission file no. 0-16425), are incorporated herein by reference to Sunrise's Quarterly Report on Form 10-QSB for the period ended October 31, 1997, and are included herein as Exhibit 99.3:

                    Consolidated Balance Sheets

                    Consolidated Statements of Operations
                    Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements


          (b)  PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND SUNRISE

               Description of Unaudited Pro Forma Condensed Combining Consolidated Financial Statements

               Unaudited Pro Forma Condensed Combining Statement of Operations

               Unaudited Pro Forma Condensed Combining Balance Sheet

               Notes to Unaudited Pro Forma Condensed Combining Financial Statements


          (c)  EXHIBITS

               2. Agreement and Plan of Merger dated as of September 2, 1997 among the Registrant, Sun Delaware, Inc. and Sunrise Educational Services, Inc., incorporated by reference to
                      Exhibit 2.1 of the Registrant's Current Report on Form 8-K dated September 2, 1997.

                      The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

               23. Consent of Ernst & Young LLP (relating to financial statements of Sunrise).

               99.1.  Press Release of the Registrant dated December 18, 1997.

               99.2 Financial Statements of Sunrise (from Annual Report on Form 10-KSB for fiscal year ended July 31, 1997).

               99.3 Financial Statements of Sunrise (from Quarterly Report on Form 10-QSB for period ended October 31, 1997).

             UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combining financial statements reflect the Merger of Sunrise into a wholly owned subsidiary of the Registrant. The Merger will be accounted for as a purchase of Sunrise under generally accepted accounting principles. The pro forma statements of operations combine the operations of the Registrant for the fiscal year ended June 30, 1997 and the three months ended September 30, 1997 with the operations of Sunrise for the fiscal year ended July 31, 1997 and the three months ended October 31, 1997, respectively, and assumes the Merger occurred at the beginning of the year. The pro forma balance sheet combines the Registrant as of September 30, 1997 with Sunrise as of October 31, 1997 and assumes the Merger occurred as of September 30, 1997. The historical consolidated financial information of the Registrant and Sunrise has been derived from their respective financial statements which are included elsewhere herein or incorporated herein by reference. The pro forma financial statements should be read in conjunction with these historical financial statements and the notes thereto, as well as the accompanying notes to unaudited pro forma condensed combining financial statements. The pro forma financial statements are not necessarily indicative of the financial position or operating results that would have been achieved had the Merger occurred as of the dates indicated, nor are they indicative of future operating results or financial position.

                              THE REGISTRANT AND SUNRISE
           UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                                                                     HISTORICAL
                                                             REGISTRANT       SUNRISE
                                                                  THREE MONTHS ENDED                   PRO FORMA
                                                                9/30/97       10/31/97      ADJUSTMENTS         COMBINED
                                                                -------       --------      -----------         --------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues . . . . . . . . . . . . . . . . . . . . . . . . .    $    777       $  4,138       $      -            $  4,915

Direct operating costs . . . . . . . . . . . . . . . . . .       1,222          3,637              -               4,859
                                                             -----------   ------------   ----------------    ------------

Gross profit (loss). . . . . . . . . . . . . . . . . . . .        (445)           501              -                  56

Selling, general and administrative expenses . . . . . . .         944            341              -               1,285

Amortization of goodwill . . . . . . . . . . . . . . . . .           -              -            173(4)              173
                                                             -----------   ------------   ----------------    ------------

Operating (loss) . . . . . . . . . . . . . . . . . . . . .      (1,389)           160           (173)             (1,402)

Interest income, net . . . . . . . . . . . . . . . . . . .         330             (8)           (84)                238

Settlement and other income. . . . . . . . . . . . . . . .           -              -              -                   -
                                                             -----------   ------------   ----------------    ------------

Earnings (loss) before income taxes. . . . . . . . . . . .      (1,059)           152           (257)             (1,164)

Income tax expense . . . . . . . . . . . . . . . . . . . .           -              -              -                   -
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss). . . . . . . . . . . . . . . . . . . .    $ (1,059)      $    152       $   (257)           $ (1,164)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss) available for common shares. . . . . .    $ (1,059)      $     28       $   (133)(5)        $ (1,164)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss) per common share . . . . . . . . . . .    $   (.14)      $    .01       $      -            $   (.25)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Weighted average shares outstanding. . . . . . . . . . . .       7,490          3,854         (1,905)(1)           9,439
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------


See accompanying Notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              THE REGISTRANT AND SUNRISE
           UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

                                                                     HISTORICAL
                                                             REGISTRANT       SUNRISE
                                                                     YEAR ENDED                        PRO FORMA
                                                                6/30/97       7/31/97      ADJUSTMENTS         COMBINED
                                                                -------       --------      -----------         --------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues . . . . . . . . . . . . . . . . . . . . . . . . .    $  4,835     $   14,647       $      -          $   19,482

Direct operating costs . . . . . . . . . . . . . . . . . .       3,753         14,196              -              17,949
                                                             -----------   ------------   ----------------    ------------

Gross profit . . . . . . . . . . . . . . . . . . . . . . .       1,082            451              -               1,533

Selling, general and administrative expenses . . . . . . .       3,784          1,625              -               5,409

Amortization of goodwill . . . . . . . . . . . . . . . . .           -              -            690(4)              690
                                                             -----------   ------------   ----------------    ------------

Operating (loss) . . . . . . . . . . . . . . . . . . . . .      (2,702)        (1,174)          (690)             (4,566)

Interest income, net . . . . . . . . . . . . . . . . . . .       1,368            (13)          (335)              1,020

Settlement and other income. . . . . . . . . . . . . . . .       1,900            110              -               2,010
                                                             -----------   ------------   ----------------    ------------

Earnings (loss) before income taxes. . . . . . . . . . . .         566         (1,077)        (1,025)             (1,536)

Income tax expense . . . . . . . . . . . . . . . . . . . .           -              -              -                   -
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss). . . . . . . . . . . . . . . . . . . .    $    566     $   (1,077)      $ (1,025)         $   (1,536)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss) available for common shares. . . . . .    $    566     $   (1,609)      $   (493)(5)      $   (1,536)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Net earnings (loss) per common share . . . . . . . . . . .    $    .08     $     (.52)      $      -          $     (.16)
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Weighted average shares outstanding. . . . . . . . . . . .       7,501          3,090         (1,141)(1)           9,450
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

Sunrise's results for the fiscal year ended July 31, 1997 include a charge of $1,114,000 to provide for impaired assets and rental commitments in connection with its management contract with PSI.

See accompanying Notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              THE REGISTRANT AND SUNRISE
                UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

                                                                     HISTORICAL
                                                             REGISTRANT       SUNRISE
                                                                     YEAR ENDED                        PRO FORMA
                                                                9/30/97       10/31/97      ADJUSTMENTS         COMBINED
                                                                -------       --------      -----------         --------
                                                                                 (IN THOUSANDS)
                                       ASSETS
Current Assets:
  Cash and cash equivalents. . . . . . . . . . . . . . . .    $ 21,295      $   1,219      $  (6,112)(2)       $  16,402
  Receivables. . . . . . . . . . . . . . . . . . . . . . .          59            776              -                 835
  Other current assets . . . . . . . . . . . . . . . . . .         506            464              -                 970
                                                             -----------   ------------   ----------------    ------------
                                                                21,860          2,459         (6,112)             18,207
Property and Equipment . . . . . . . . . . . . . . . . . .       7,732          2,028              -               9,760
Intangible Assets. . . . . . . . . . . . . . . . . . . . .           -          1,245         13,800(4)           15,045
Other Assets . . . . . . . . . . . . . . . . . . . . . . .           -            975              -                 975
                                                             -----------   ------------   ----------------    ------------
                                                              $ 29,592      $   6,707      $   7,688           $  43,987
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------

                          LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Notes and accounts payable . . . . . . . . . . . . . . .    $  1,246      $     802      $       -           $   2,048
  Accrued liabilities. . . . . . . . . . . . . . . . . . .       2,560            493              -               3,053
  Other current liabilities. . . . . . . . . . . . . . . .       1,946            470              -               2,416
                                                             -----------   ------------   ----------------    ------------
                                                                 5,752          1,765              -               7,517
Long-Term Notes Payable. . . . . . . . . . . . . . . . . .           -            823              -                 823
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .           -            785              -                 785
Shareholders' Equity . . . . . . . . . . . . . . . . . . .      23,840          3,334          7,688(1)(3)        34,862
                                                             -----------   ------------   ----------------    ------------
                                                              $ 29,592      $   6,707      $   7,688           $  43,987
                                                             -----------   ------------   ----------------    ------------
                                                             -----------   ------------   ----------------    ------------


See accompanying Notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                        NOTES TO UNAUDITED PRO FORMA CONDENSED
                            COMBINING FINANCIAL STATEMENTS

     The unaudited pro forma condensed combining financial statements reflect the Merger of Sunrise into a wholly owned subsidiary of the Registrant and have been prepared under the purchase method of accounting. Adjustments reflected in these pro forma financial statements include the following:

     (1) The issuance of approximately 1,949,000 shares of Registrant Common Stock and cash of approximately $4,162,000 for all outstanding Sunrise Common Stock and Sunrise Preferred Stock, at an Exchange Ratio of .393 for the Sunrise Common Stock and a Series C Conversion Factor of 3.069 for the Sunrise Preferred Stock. The Exchange Ratio and the Series C Conversion Factor are based on a per share price of Registrant Common Stock of $4.89, the average sale price per share as computed under the Merger Agreement. It is expected that cash of $1.92 per share will be issued up to the limit of 50% of the total consideration paid to the holders of the Sunrise Common Stock.

     (2) Financial advisory fees, legal and accounting expenses and other transaction costs are estimated to be $1,950,000.

     (3) The assumption of all outstanding Sunrise options and warrants by the Registrant, at an estimated purchase cost of $1,500,000 as determined by the Black-Scholes option pricing method.

     (4) The estimated total purchase price ($17,232,000) includes the value of the Common Stock and cash issued by the Registrant, transaction costs and the purchase cost of the Sunrise options and warrants. The excess of the purchase price over the estimated net tangible and intangible value of assets acquired has been allocated to goodwill. It is expected that goodwill will be amortized over 20 years.

     (5) Annual dividends of $532,000 on the Sunrise Preferred Stock will no longer be paid upon the exchange of the Sunrise Preferred Stock for shares of Registrant Common Stock in the Merger.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             THE TESSERACT GROUP, INC.



Date:  January 2, 1998                       By /s/ Gerald A. Haugen
                                                --------------------------------
                                                Gerald A. Haugen
                                                Chief Financial and
                                                Administrative Officer

                                    EXHIBIT INDEX



No.       Exhibit                                           Page
---       -------                                           ----

 2        Agreement and Plan of Merger dated as of          Incorporated by
          September 2, 1997 among the Registrant,           Reference
          Sun Delaware, Inc. and Sunrise Educational
          Services, Inc.

99.1      Press release dated December 18, 1997.            Filed
                                                            Electronically

99.2      Financial Statements of Sunrise Educational       Filed
          Services, Inc. (form Annual Report on             Electronically
          Form 10-KSB for fiscal year ended
          July 31, 1997).

99.3      Financial Statements of Sunrise Educational       Filed
          Services, Inc. (from Quarterly Report on          Electronically
          Form 10-QSB for period ended October 31, 1997).